                                                                    Exhibit 99.1



[R.H. Donnelley Logo]


         CREATING THE LEADING PUBLIC STAND-ALONE U.S. DIRECTORY COMPANY

                            [graphic of yellow pages]

September 2002

                            FORWARD-LOOKING STATEMENT

Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "will," "anticipate," "should," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies are described in detail in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) dependence on a limited number of relationships and on our business partners; (2) uncertainties caused by the consolidation of the telecommunications industry and/or changes in the yellow pages industries; (3) introduction of competing products or technologies by other companies and/or pricing pressures from competitors and/or customers; (4) reversal or slowdown of the modest economic recovery presently being experienced in the United States, especially with respect to the markets in which we operate and/or residual economic effects of, and uncertainties regarding (i) the terrorist attacks that occurred on September 11, 2001, (ii) the general possibility or express threat of similar terrorist or other related disruptive events, and (iii) future occurrence of similar terrorist or other related disruptive events, especially with respect to the major markets in which we operate that depend so heavily upon travel and tourism; (5) risks related to the varying opportunities for the Company's use of its cash flow; and (6) any share repurchases would be subject to market conditions and compliance with legal restrictions and the Company's debt covenants. Additional risks that would cause forward-looking statements to differ materially from such statements include, without limitation, the failure to consummate the acquisition and related financing, the inability of R.H. Donnelley to achieve synergies in connection with the acquisition, the incurrence of unexpected costs in connection with the acquisition and other contingencies and risks relating to the integration of Sprint's directory publishing operations and business.

[R.H. Donnelley Logo]

                                  DAVID SWANSON

                                 PRESIDENT & CEO

                               STRATEGIC RATIONALE


o        Transforms RHD into an owner / operator from sales agent

         o    Creates platform for growth

o Sprint directories are an attractive asset and represent a unique opportunity for RHD

         o    Highly desirable major and mid-sized markets

         o    Strong, stable and predictable cash flows

         o    Enhances value of RHD's existing business

         o    One-third of business already managed by RHD

o        Capitalizes on RHD management's core competencies

         o    Deep and experienced management

         o    RHD has run all aspects of yellow pages publishing

o Creates nation's largest public stand-alone publisher of yellow pages directories

         o    Well-positioned for future industry consolidation


                     DELIVERS ENHANCED VALUE TO SHAREHOLDERS

                               TRANSACTION SUMMARY


Purchase Price:      $2.23 billion cash

Financing:           Committed debt financing provided by Bear Stearns, Deutsche
                     Bank and Salomon Smith Barney

                     Equity Investment of $200 million by Goldman Sachs Capital Partners through purchase of convertible preferred stock

Structure:           Stock purchase with 338(h)(10) tax election, allowing for
                     significant benefits

Expected Closing:    First Quarter 2003, subject to customary closing conditions

Accretion:           Substantially accretive to Cash EPS in 2003

Advisors:            Bear Stearns and Morgan Stanley

                            SPRINT DIRECTORY BUSINESS


                 [graphic of cover page of Las Vegas Directory]

o Sprint Yellow Pages is the sixth largest directory publisher in the U.S.

o Expected to generate approximately $540 million in revenue and approximately $260 million in EBITDA in 2002

o        260 directories with an annual circulation of 18 million

o        Major markets:  Las Vegas / Orlando / Ft. Myers

o        Leading usage and market share

o        Customer Base:  156,000 local advertisers, 4,700 national advertisers

o        1,000 Employees, includes 550 sales and sales management professionals

                             CURRENT PROFILE OF RHD


Sales agent and pre-press vendor for yellow pages advertising for 2 LECs:

o        Sprint Relationship (began in 1980)

         o Covers 41 directories in four states under contracts through 2004 & 2010

         o    Pre-press publishing services under a separate contract through
              2003

o        SBC Relationship (began in 1908)

         o 50% interest in DonTech, a perpetual partnership with SBC, to sell yellow pages advertising for 129 directories in Illinois and NW Indiana

         o    Pre-press publishing services under a separate contract through
              2008

o        Major markets of Las Vegas, Orlando and Chicago

o        2002 Estimated EBITDA of $147 million

o        600 employees, including 160 sales and sales management professionals

                             THE NEW R.H. DONNELLEY


o Nation's largest public stand-alone publisher of yellow pages directories with attractive demographics and growth opportunities

o        Pro forma 2002 Estimated EBITDA of $400 million

o        Publisher of 260 Sprint directories in 18 states

o        Sells yellow pages advertising for 129 SBC directories through DonTech

o Serves approximately 156,000 local and 4,700 national advertisers in Sprint markets and 120,500 local advertisers through DonTech

                             THE NEW R.H. DONNELLEY

          [GRAPHIC: MAP OF U.S. DEPICTING STATES WITH EXISTING RHD-SOLD
               MARKETS FOR SPRINT AND STATES WHERE EACH OF SPRINT
                        AND DONTECH OPERATE; ALSO DEPICTS
                     HEADQUARTERS OF RHD IN PURCHASE, NY AND
                   HEADQUARTERS OF SPRINT DIRECTORIES BUSINESS
                              IN OVERLAND PARK, KS]


SPRINT MARKETS

o        Broad Footprint

         o    5 million households

         o    37 of the top 150 MSAs

         o    260 directories in 18 states

o        Attractive Demographics

         o Projected growth rates in top 10 markets - 1.4% p.a. higher than national average

o        Strong Customer Base

         o    Sales renewal rates in excess of 90%


DONTECH MARKETS

o        Footprint

         o    3 million households

         o    129 directories in Illinois, including Chicago and NW Indiana

o        Attractive Demographics

         o    Chicago area rated as #1 market in U.S. for consumer spending

o        Strong Customer Base

         o    Sales renewal rates in excess of 90%

                               RHD MANAGEMENT TEAM


                                                                                            YELLOW PAGES
                                                                                           & ADVERTISING
NAME                            POSITION                                                     EXPERIENCE
----                            --------                                                   -------------
David C. Swanson                President & CEO                                                  23

Steven M. Blondy                SVP & CFO                                                         8

Peter J. McDonald               SVP - RHD & President - Donnelley Media                          29

Bruce C. Disbrow                President - DonTech                                              23

George F. Bednarz               VP & GM, Publishing & IT                                         7



              TOP 5 EXECUTIVES HAVE 90 YEARS OF COMBINED EXPERIENCE
                 IN THE YELLOW PAGES AND ADVERTISING INDUSTRIES

[R.H. Donnelley Logo]


                                  STEVEN BLONDY

                          SVP & CHIEF FINANCIAL OFFICER

                    COMPARES FAVORABLY TO RECENT TRANSACTIONS


                                                Sprint                     QwestDex           Bell ActiMedia
                                                ------                     --------           --------------
          PURCHASE PRICE                       $2.23Bn                      $7.05Bn                 C$3.00Bn

        2002 EST. EBITDA                        $260MM                    $950MM(2)                  C$345MM

                MULTIPLE              8.6x / <8.0x (1)                         7.4x                     8.7x

   LICENSE / NON-COMPETE             50 yrs. / 50 yrs.             50 yrs./ 40 yrs.             na / 30 yrs.

                LEVERAGE                          5.9x                        >6.0x                     6.1x

                COMMENTS  o    Attractive mix of        o    2-stage closing with        o    Canadian
                               markets                       uncertainty of                   presence only
                                                             consummation of 2nd
                                                             step

                          o    One-third of business    o    Unionized workforce         o    Limited margin
                               already serviced by RHD                                        upside

                          o    Ability to leverage      o    Qwest-specific issues       o    Limited synergy
                               RHD infrastructure/                                            opportunities
                               management

                          o    Strategic                o    Limited margin upside
                               repositioning of RHD
                                                        o    Limited synergy
                                                             opportunities


(1)      After expected operating efficiencies and synergies

(2)      Source:  Morgan Stanley Fixed Income Research 8/28/02

               PROJECTED PRO FORMA COMBINED 2002 INCOME STATEMENT


         $ millions                                                   Old RHD                       New RHD
                                                                      -------                       -------
         Advertising Sales                                         $  605                             $970

         Revenue                                                        73                              567

         EBITDA                                                        147                              400

         EPS                                                        $ 2.42(1)                        $ 1.46

         Cash EPS (2)(3)                                            $ 2.42                           $ 3.79


                  EPS DILUTION FROM AMORTIZATION OF INTANGIBLES
                        CASH EPS SUBSTANTIALLY ACCRETIVE


(1)      Management guidance

(2) Cash EPS equals EPS plus estimated amortization of intangibles and permanent difference in book versus cash taxes due to tax benefit from deductible amortization of purchase price

(3) Amortization of intangibles is based on preliminary purchase price allocation

                              SYNERGY OPPORTUNITIES


o        Long historical relationship - deep insight into business

o        Readily achievable cost synergies

         o Eliminate redundant publishing/sales systems and pre-press facility

         o    Reduce IT costs related to consolidation of systems

         o    Eliminate redundant general and administrative functions

o        Combined company in better position to realize revenue opportunities


               ANNUALIZED OPERATING EFFICIENCIES AND COST SAVINGS
                          OF $30 - $35 MILLION BY 2004

                             338(H)(10) TAX BENEFITS


$ millions
o        Transaction treated as an asset purchase for tax purposes

o        Purchase Price                                                                 $2,230

         Less:  Existing tax basis in assets acquired                                      200
                                                                                         -----

         "Asset Step-Up"                                                                $2,030

o        Tax Life - 15 years

                 ANNUAL TAX BENEFIT OF APPROXIMATELY $50 MILLION

                                SOURCES AND USES


$ millions
Sources:
         Debt                                                                                        $ 2,365
         Convertible Preferred Stock                                                                     200
                                                                                                       -----
Total Sources                                                                                        $ 2,565


Uses:
         Purchase Price                                                                              $ 2,230
         Refinance Existing Debt & Other                                                                 335
                                                                                                       -----
Total Uses                                                                                           $ 2,565

                            PRO FORMA CAPITALIZATION


$ millions
Total Debt                                                                                        $ 2,365(1)

Market Capitalization & Preferred Stock                                                               900(2)

Enterprise Value                                                                                  $ 3,265

Debt / 2002 Estimated EBITDA                                                                          5.9x


(1)      Second quarter 2002 10-Q adjusted to give effect to the transaction

(2)      Based on 9/20/02 closing price of $23.59

                        STRONG FREE CASH FLOW GENERATION


o        Strong recurring revenues drive stable and predictable cash flows

o        Minimal capex and working capital requirements

o        Tax benefit from 338(h)(10) election

                                [graphic: arrow]

                       EXPECT FREE CASH FLOW AVAILABLE TO
                 AMORTIZE DEBT OF AT LEAST $150 MILLION IN 2003

                        INTERMEDIATE-TERM FINANCIAL GOALS


                                                               2003            Thereafter
                                                               ----            ----------
o        Revenue Growth                                       1 - 2%               3 - 4%

o        EBITDA Growth                                        1 - 2%               4 - 6%

o        Total Debt / Estimated 2002 EBITDA - 5.9x, with meaningful de-levering over time

[R.H. DONNELLEY LOGO]


                                  DAVID SWANSON

                                 PRESIDENT & CEO

                          A UNIQUE OPPORTUNITY FOR RHD


o        Transforms RHD into an owner / operator from sales agent

o Sprint directories are an attractive asset and represent a unique opportunity for RHD

o        Capitalizes on RHD management's core competencies

o Creates nation's largest public stand-alone publisher of yellow pages directories


                     DELIVERS ENHANCED VALUE TO SHAREHOLDERS

[R.H. DONNELLEY LOGO]

         CREATING THE LEADING PUBLIC STAND-ALONE U.S. DIRECTORY COMPANY

                       [GRAPHIC OF YELLOW PAGES DIRECTORY]

September 2002